[LOGO] IMPAX
       LABORATORIES, INC.


                            IMPAX Laboratories, Inc

                        Convertible Debentures Offering











March 2004                    IMPAX Laboratories, Inc.                     1

IMPAX Laboratories, Inc. (Nasdaq NM: IPXL)

     "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause Impax's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, Impax's ability to obtain sufficient capital to fund its operations, the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, Impax's ability to successfully develop and commercialize pharmaceutical products, Impax's reliance on key strategic alliances, the uncertainty of patent litigation, the availability of raw materials, the regulatory environment, dependence on patent and other protection for innovative products, exposure to product liability claims, fluctuations in operating results and other risks detailed from time to time in Impax's filings with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and Impax undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Note: All sales data referenced herein is NDCHealth, current 12 months ending December 31, 2003.


                                                (C)2004 IMPAX Laboratories, Inc.










March 2004                  IMPAX Laboratories, Inc.                         2

                             Management Presenters

                                Barry R. Edwards
                            Chief Executive Officer


                                Cornel Spiegler
                            Chief Financial Officer













March 2004                  IMPAX Laboratories, Inc.                         3

                                Offering Summary

Issuer:             IMPAX Laboratories, Inc.
Offering:           Convertible Senior Subordinated
                    Debentures due 2024
Size:               $75.0 million (plus $11.25 million option)
Use of Proceeds:    General corporate purposes, including working capital
                      requirements, manufacturing of products, and research and development
Expected Pricing:   March 30th
Bookrunner:         Citigroup






March 2004                 IMPAX Laboratories, Inc.                          4

                                Company Overview



o   Technology based specialty pharmaceutical company

o Applying oral, drug delivery technology and formulation expertise to the development of generic and branded pharmaceutical products

o   Experienced senior management team

o   Large, growing product pipeline

o   Strong strategic partners

o   Brand strategy offers long-term growth opportunities







March 2004                IMPAX Laboratories, Inc.                          5

                          Product & Pipeline Overview



o 59 products approved, pending or under development - targeting over $23 billion in US product sales

    -   18 Approved ANDAs

    -   17 Applications pending at FDA

        o 5 ANDAs with Tentative Approval

    -   Approximately 24 more under development

        o Additional products and/or strengths









March 2004                IMPAX Laboratories, Inc.                          6

                                2003 Highlights



o Financial

  - Increased revenues 139% to $58.8 million

  - Increased R&D investment 9% to $16.9 million

  - Decreased net loss 29% to $14.2 million

  - Increased year end unrestricted cash 50% to $15.5 million

o Launched 3 new products

  - Loratadine and PSE 5 / 120 mg ER Tablets 12Hour

  - Pyridostigmine 60 mg Tablets

  - Flavoxate HCl 100 mg Tablets

o Received 9 approvals from FDA

o Filed 8 new applications with FDA

o Filings included 2 IND filings for branded CNS products







March 2004                IMPAX Laboratories, Inc.                          7

                         Three Year Revenue Growth

                        4Q00              1,300,000
                        1Q01              1,772,000
                        2Q01              1,496,000
                        3Q01              1,658,000
                        4Q01              2,035,000
                        1Q02              3,432,000
                        2Q02              5,145,000
                        3Q02              7,538,000
                        4Q02              8,400,000
                        1Q03             11,855,000
                        2Q03             14,067,000
                        3Q03             16,497,000
                        4Q03             16,829,000


March 2004                IMPAX Laboratories, Inc.                          8

                              2004 YTD Highlights

o Financial (Balance sheet items)

  - Satisfied $5 million refundable deposit outstanding to Teva on January 15, 2004

  - Mandatory redeemable convertible preferred stock converted into 1.5 million shares common stock in January 2004

o Launched 3 new products

  -  Loratadine OD Tablets

  -  Bupropion 100 & 150 mg ER Tablets

  -  Demeclocycline 150 & 300 mg Tablets

o Received 5 approvals from FDA

  -  Bupropion 100 & 150 mg ER Tablets

  -  Loratadine and PSE 10/240 mg ER Tablets 24 hour

  -  Demeclocycline 150 & 300 mg Tablets

  -  Fexofenadine and PSE 60/120 mg ER Tablets (Tentative)

  -  Fenofibrate Tablets 54 & 160 mg (Tentative)






March 2004                IMPAX Laboratories, Inc.                          9

                           Drug Delivery Capabilities

o   Multiple delivery vehicles

o Applying new and existing drug delivery technologies to create new product opportunities (12 drug delivery ANDAs approved by FDA)

o Developing and patenting new concepts and oral, controlled release technologies (28 patent applications approved, filed or in preparation)

o   Approximately 95 employees in our R&D effort





March 2004                IMPAX Laboratories, Inc.                          10

                              Development Strategy



o Target limited competition environment

  -  Generic

     o Controlled Release- large, rapidly growing market

     o Specialty- technically challenging projects that provide significant barriers to entry

  -  Brand

     o Targeting drugs used in treating CNS disorders

     o Focusing on improved versions of marketed compounds

       - Lower cost - higher return on R&D investment

       - Lower risk of development - compounds previously shown to be safe and effective







March 2004                IMPAX Laboratories, Inc.                          11

                                Generic Projects

-----------------------------------------------------------------------------
                                 Current Status
-----------------------------------------------------------------------------


o    19 ANDAs approved (New), plus 5 Tentatively approved

-----------------------------------------------------------------------------
                            2003 Approvals (9 total)
-----------------------------------------------------------------------------
                                    Specialty
-----------------------------------------------------------------------------
Riluzole Tablets                       Chloroquine Phosphate Tablets
-----------------------------------------------------------------------------
Pyridostigmine Bromide Tablets         Loratadine OD Tablets
-----------------------------------------------------------------------------
Flavoxate HCl Tablets                  Fenofibrate Capsules
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                             Controlled Release
-----------------------------------------------------------------------------
Loratadine and PSE 5/ 120 mg 12Hr ER Tablets
-----------------------------------------------------------------------------
Oxycodone HCl 80mg ER Tablets (Tentative)
-----------------------------------------------------------------------------
Oxycodone HCl 10, 20& 40mg ER Tablets (Tentative)
-----------------------------------------------------------------------------





March 2004                IMPAX Laboratories, Inc.                          12

                                Generic Projects

-----------------------------------------------------------------------------
                                 Current Status
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                               2004 YTD Approvals
-----------------------------------------------------------------------------

o Bupropion HCl 100 & 150 mg ER Tablets

o Fexofenadine HCl and PSE 60/120 mg ER Tablets (Tentative)

o Loratadine and PSE 10 / 240 mg ER Tablets 24Hour

o Fenofibrate 54 &160 mg Tablets     (Tentative)

o Demeclocycline 150 & 300 mg Tablets






March 2004                IMPAX Laboratories, Inc.                          13

                                Generic Projects

-----------------------------------------------------------------------------
                                 Current Status
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                     Current Tentative Approvals (5 total)
-----------------------------------------------------------------------------
o Omeprazole 40 mg DR Capsules

o Oxycodone HCl 80 mg ER Tablets

o Oxycodone HCl 10, 20, 40 mg ER Tablets

o Fexofenadine HCl and PSE 60/120 mg ER Tablets

o Fenofibrate 54 & 160 mg Tablets











March 2004                IMPAX Laboratories, Inc.                          14

                                Generic Projects


-----------------------------------------------------------------------------
                           Current Status - Specialty
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
          Group                        Projects              Market Size*
-----------------------------------------------------------------------------
Pending, Disclosed                         1                    $590
Pending, Undisclosed                       4                    $270
-----------------------------------------------------------------------------
Projects Pending at FDA                    5                    $860
Projects Under Development                 7                    $150
-----------------------------------------------------------------------------
Total Specialty Projects                  12                  $1,010
-----------------------------------------------------------------------------


*Millions of US$







March 2004                IMPAX Laboratories, Inc.                          15

                                Generic Projects

----------------------------------------------------------------------------
                      Current Status - Controlled Release
----------------------------------------------------------------------------


----------------------------------------------------------------------------
            Group                         Projects            Market Size*
----------------------------------------------------------------------------
Pending, Disclosed                            9                  $3,500
Pending, Undisclosed                          3                  $1,095
----------------------------------------------------------------------------
Projects Pending at FDA                      12                  $4,595
Projects Under Development                   17                 $13,630
----------------------------------------------------------------------------
Total Controlled Release Projects            29                 $18,225
----------------------------------------------------------------------------

*Millions of US$










March 2004                IMPAX Laboratories, Inc.                          16

                                Generic Projects

Paragraph IV Filing Summary (18 total)
1999-2001 Filings


-----------------------------------------------------------------------------------------------------------------------
          Project                         Generic of*                    File Order**         Market^            Filed
-----------------------------------------------------------------------------------------------------------------------
Omeprazole 10, 20 & 40mg DR           Prilosec (AZN)                    5th of 10 total       $ 1,823             4Q99
-----------------------------------------------------------------------------------------------------------------------
Bupropion 100, 150mg ER               Wellbutrin SR (GSK)               3rd of 5 total        $ 1,632             2Q00
-----------------------------------------------------------------------------------------------------------------------
Bupropion 150mg ER                    Zyban (GSK)                       2nd of 4 total        $    73             2Q00
-----------------------------------------------------------------------------------------------------------------------
Fenofibrate 67,134 & 200mg            Tricor Capsules (ABT)             2nd of 2 total        $     3             2Q00
-----------------------------------------------------------------------------------------------------------------------
Loratadine/PSE 10/240mg ER            Claritin-D 24 hr (SGP)            2nd of 2 total        $    39             3Q00
-----------------------------------------------------------------------------------------------------------------------
Loratadine 10mg ODT                   Claritin Reditab (SGP)            3rd of 3 total        $    39             4Q00
-----------------------------------------------------------------------------------------------------------------------
Loratadine/PSE 5/120mg ER             Claritin-D 12 hr (SGP)            1st of 2 total        $    29             4Q00
-----------------------------------------------------------------------------------------------------------------------
Fexofenadine/PSE 60/120mg ER          Allegra-D (AVE)                   2nd of 3 total        $   459             4Q01
-----------------------------------------------------------------------------------------------------------------------
Oxycodone 80mg ER                     OxyContin (PUR)                   3rd of 3 total        $   634             4Q01
-----------------------------------------------------------------------------------------------------------------------

*Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data.
^US Sales (millions)




March 2004                IMPAX Laboratories, Inc.                          17

                                Generic Projects

Paragraph IV Filing Summary
2002-2003 Filings



-------------------------------------------------------------------------------------------------------------------------------
         Project                             Generic of*                      File Order**           Market^             Filed
-------------------------------------------------------------------------------------------------------------------------------
Oxycodone 10,20 & 40mg ER                 OxyContin (PUR)                    3rd of 3 total         $ 1,182               2Q02
-------------------------------------------------------------------------------------------------------------------------------
Fenofibrate 54 & 160mg                    Tricor Tablets (ABT)               2nd of 4 total         $   591               3Q02
-------------------------------------------------------------------------------------------------------------------------------
Carbidopa/Levodopa ER                     Sinemet CR (BMS)                   2nd of 2 total         $    81               4Q02
-------------------------------------------------------------------------------------------------------------------------------
  Undisclosed                                                                                                             4Q02
-------------------------------------------------------------------------------------------------------------------------------
  Undisclosed                                                                                                             4Q02
-------------------------------------------------------------------------------------------------------------------------------
Bupropion 200mg ER                        Wellbutrin SR (GSK)                1st of 2 total         $   265               1Q03
-------------------------------------------------------------------------------------------------------------------------------
Oxybutynin 5,10 & 15mg ER                 Ditropan XL (Alza)                 2nd of 2 total         $   362               2Q03
-------------------------------------------------------------------------------------------------------------------------------
S.E. Amphetamine 30mg ER                  Adderall XR (Shire)                2nd of 2 total         $   151               3Q03
-------------------------------------------------------------------------------------------------------------------------------
  Undisclosed                                                                                                             4Q03
-------------------------------------------------------------------------------------------------------------------------------

*Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data.
^US Sales (millions)







March 2004                IMPAX Laboratories, Inc.                          18

                                Generic Projects

Paragraph IV FDA Status Summary (18 total)

-------------------------------------------------------------------------------------------------------------------
          Project                           Generic of                             FDA Status
-------------------------------------------------------------------------------------------------------------------
Omeprazole 10,20 & 40mg DR                   Prilosec           Approved Nov 2002 (10, 20 Final; 40 Tent.)
-------------------------------------------------------------------------------------------------------------------
Bupropion 100, 150mg ER                    Wellbutrin SR        Approved:100-Jan 2004,150-Mar 2004
-------------------------------------------------------------------------------------------------------------------
Bupropion 150mg ER                             Zyban            Pending, no known issues.
-------------------------------------------------------------------------------------------------------------------
Fenofibrate 67,134 & 200mg                Tricor Capsules       Approved Oct 2003
-------------------------------------------------------------------------------------------------------------------
Loratadine/PSE 10/240mg ER               Claritin-D 24 hr       Approved Mar 2004
-------------------------------------------------------------------------------------------------------------------
Loratadine ODT 10mg                      Claritin Reditab       Approved Sept 2003
-------------------------------------------------------------------------------------------------------------------
Loratadine/PSE 5/120mg ER                Claritin-D 12 hr       Approved Jan 2003 with 6 mo. FTF Excl.
-------------------------------------------------------------------------------------------------------------------
Fexofenadine/PSE 60/120mg ER                 Allegra-D          Tentatively Approved Feb 2004
-------------------------------------------------------------------------------------------------------------------
Oxycodone 80mg ER                            OxyContin          Tentatively Approved Sept 2003
-------------------------------------------------------------------------------------------------------------------
Oxycodone 10,20 & 40mg ER                    OxyContin          Tentatively Approved Dec 2003
-------------------------------------------------------------------------------------------------------------------
Fenofibrate 54 & 160mg                    Tricor Tablets        Tentatively Approved Mar 2004
-------------------------------------------------------------------------------------------------------------------
Carbidopa/Levodopa ER                       Sinemet CR
--------------------------------------------------------------
Undisclosed                                     --
--------------------------------------------------------------
Undisclosed                                     --
--------------------------------------------------------------
Bupropion 200mg ER                         Wellbutrin SR        Pending, review in process.
--------------------------------------------------------------
Oxybutynin 5,10 & 15mg ER                   Ditropan XL
--------------------------------------------------------------
S.E. Amphetamine 30mg ER                    Adderall XR
--------------------------------------------------------------
Undisclosed                                     --
-------------------------------------------------------------------------------------------------------------------



March 2004                IMPAX Laboratories, Inc.                          19

                                Generic Projects

Paragraph IV Litigation Status Summary (18 total)

--------------------------------------------------------------------------------------------
             Project                                   Litigation Status
--------------------------------------------------------------------------------------------
Omeprazole 10,20 & 40mg DR                Discovery ext. to 1H2004. Trial estimated 2004.
--------------------------------------------------------------------------------------------
Bupropion 100, 150mg ER                   Won on SJ Aug 2002 and on appeal Jan 2004.
-----------------------------------
Bupropion 150mg ER
--------------------------------------------------------------------------------------------
Fenofibrate 67,134 & 200mg                Won on SJ March 2003. No appeal.
--------------------------------------------------------------------------------------------
Loratadine/PSE 10/240mg ER                Won on SJ Aug 2002 and on appeal Aug 2003.
                                          Formulation patent litigation settled Oct 2003.
--------------------------------------------------------------------------------------------
Loratadine ODT 10mg                       Won on SJ Aug 2002 and on appeal Aug 2003.
-----------------------------------
Loratadine/PSE 5/120mg ER
--------------------------------------------------------------------------------------------
Fexofenadine/PSE ER                       Discovery stage. Trial scheduled Sept 2004.
--------------------------------------------------------------------------------------------
Oxycodone 80mg ER                         Pending. Discovery stage.
-----------------------------------
Oxycodone 10,20 & 40mg ER
--------------------------------------------------------------------------------------------
Fenofibrate 54 & 160mg                    Discovery stage. Trial scheduled June 2005.
--------------------------------------------------------------------------------------------
Carbidopa/Levodopa ER                     Sued by Merck Feb 2003. Dropped April 2003.
--------------------------------------------------------------------------------------------
Undisclosed                               Not sued.
-----------------------------------
Undisclosed
-----------------------------------
Bupropion 200mg ER
--------------------------------------------------------------------------------------------
Oxybutynin 5,10 & 15mg ER                 Sued by Alza September 2003 . Pending.
--------------------------------------------------------------------------------------------
S.E. Amphetamine 30mg ER                  Sued by Shire December 2003 . Pending.
--------------------------------------------------------------------------------------------
Undisclosed                               Not sued at this point, notice period not expired.
--------------------------------------------------------------------------------------------





March 2004                IMPAX Laboratories, Inc.                          20

                              Commercial Strategy



            Generic Products                                Brand Products
             |           |                                         |
             |           |                                         |
      Specialty        Controlled Release, OTC                     |
          |                      |                               IMPAX
          |                      |                          Pharmaceuticals
Global Pharmaceuticals           |
                                 |
                          Strategic Alliances











March 2004                IMPAX Laboratories, Inc.                          21

                                Generic Projects
                              Strategic Alliances



                               Controlled Release
                                |      Rx      |
                                |              |
                             Teva              |
                                             Andrx






March 2004                IMPAX Laboratories, Inc.                          22

                                Generic Projects
                              Strategic Alliances


o Teva

  -  Signed June 2001

  -  12 Rx Products, 10 filed to date
     Eight disclosed: Omeprazole, Bupropion (W), Bupropion (Z), Loratadine ODT, Loratadine/PSE D12, Loratadine/PSE D24, Fexofenadine/PSE, Oxybutynin

  -  Structure- Prepaid Milestones/ Equity Investment/ Margin sharing

  - Sharing of development costs related to the 6 development projects (including litigation costs)









March 2004                IMPAX Laboratories, Inc.                          23

                                Generic Projects
                              Strategic Alliances

o Andrx/Teva

  -  Signed July 2003

  -  Exclusivity Transfer Agreement

  - 2 Rx Products, Bupropion ER Tablets 150mg (generic versions of GSK's Wellbutrin SR and Zyban)

  - IMPAX/Teva share certain payments with Andrx relating to the sale of the products for a 180-day period.

  - Should Andrx launch its own products prior to the IMPAX product launch, it will share with IMPAX certain payments for a 180-day period.

  -  No payments on 100 mg as Andrx not FTF







March 2004                IMPAX Laboratories, Inc.                          24

                                Generic Projects
                              Strategic Alliances



                                      OTC
                                   Loratadine
                                    |   |   |
                                    |   |   |
                               Novartis |  Wyeth
          Triaminic(R) AllerChews(TM)   |     Alavert(TM) D-12, D-24
                                        |
                                        |
                                        |
                                 Schering-Plough
                                Claritin(R) D-12







March 2004                IMPAX Laboratories, Inc.                          25

                                Generic Projects
                              Strategic Alliances

o Novartis Consumer Health (Dec 2001)

  -  OTC Loratadine Product
     (Marketed as Triaminic(R) AllerChews(TM), Launched February 2004)

o Wyeth Consumer Healthcare (Jun 2002)

  -  OTC 12 & 24 Hr Loratadine/Pseudoephedrine Products
     (Marketed as Alavert(TM) D12, Launched May 2003 and to be marketed as Alavert D24, Launch TBD)

o Schering-Plough (Jun 2002)

  -  OTC 12 Hour Loratadine/Pseudoephedrine Product
     (Marketed as Claritin-D(R) 12-hour, Launched March 2003)








March 2004                IMPAX Laboratories, Inc.                          26

                                 Brand Projects

o Targeting improved versions of existing chemical entities

  - Reduces the risk and expense associated with development as compared to NCE development.

o Focus on Central Nervous System (CNS) drugs

  -  Rapidly growing therapeutic area

  -  Existing base of expertise

  -  CNS market can be addressed by small, specialized sales force

o Utilize development and drug delivery expertise

  -  Improve patient compliance and outcomes






March 2004                IMPAX Laboratories, Inc.                          27

                                 Brand Projects

--------------------------------------------------------------------------------
                                 Current Status
--------------------------------------------------------------------------------

o IPX-054

  -  Filed our 1st IND for a CNS product in September 2003

  -  Approved October 2003

  -  Pilot PK studies completed

  -  Pivotal studies initiated 1Q2004


o IPX-056

  -  Filed our 2nd IND for a CNS product in December 2003

  -  Approved January 2004

  -  Pilot PK studies scheduled in 1Q2004








March 2004                IMPAX Laboratories, Inc.                          28

                                   Facilities

                                   Map omitted


o    Hayward, CA
     (~160,000 ft2)

     - Research & Development (35,000 ft2)
     - Dosage Form Manufacturing (50,500 ft2)
     - Administration
     - Warehouse



o    Philadelphia, PA
     (~160,000 ft2)

     - Administration
     - Sales & Marketing
     - Finance & IT
     - Packaging, Warehousing & Distribution






March 2004                IMPAX Laboratories, Inc.                          29

                             Significant Milestones


--------------------------------------------------------------------------------------------------------------
      Milestone              2000               2001               2002               2003               2004
--------------------------------------------------------------------------------------------------------------
Applications Filed             8                  8                  8                  8                  0
--------------------------------------------------------------------------------------------------------------
  PPG IV filings               7                  2                  5                  4                  0
--------------------------------------------------------------------------------------------------------------
  IND filings                  0                  0                  0                  2                  0
--------------------------------------------------------------------------------------------------------------
Approvals                      2                  1                  8                  9                  5
--------------------------------------------------------------------------------------------------------------
  Tentative approval           0                  0                  5                  2                  2
--------------------------------------------------------------------------------------------------------------
Strategic Alliances            --           Teva, Novartis        WYE, SGP          Andrx/Teva             --
--------------------------------------------------------------------------------------------------------------









March 2004                IMPAX Laboratories, Inc.                          30

                             Investment Highlights

o Experienced management with strong industry knowledge and technical expertise

o Advanced drug delivery technology, formulation and development expertise

o Large and growing product pipeline

o Proven ability to gain FDA approvals

o Strong strategic partners -
       Teva, Novartis, Wyeth, Schering and Andrx

o Branded product strategy offers long-term growth opportunity








March 2004                IMPAX Laboratories, Inc.                          31

[LOGO] IMPAX
       LABORATORIES, INC.








                            IMPAX Laboratories, Inc

                        Convertible Debentures Offering










March 2004                IMPAX Laboratories, Inc.                          32